May 16, 1997, Revised October 27, 1997

NEWPORT GREATER CHINA FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Administrator) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Newport Greater China Fund (Fund), a non-diversified portfolio of Colonial Trust II (Trust), an open-end management investment company, seeks long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Republic of China and Taiwan).

The Fund is managed by Newport Fund Management, Inc. (Adviser), an investment adviser since 1984 and an affiliate of the Administrator.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the May 16, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Administrator at

                                                            GC-01/333E-1097

1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Fund offers multiple classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                              Page
Summary of Expenses                                        2

The Fund's Investment Objective                            3
How the Fund Pursues its Objective
  and Certain Risk Factors                                 3
How the Fund Measures its Performance                      5
How the Fund is Managed                                    6
How the Fund Values its Shares                             7
Distributions and Taxes                                    7
How to Buy Shares                                          7
How to Sell Shares                                         9
How to Exchange Shares                                    10
Telephone Transactions                                    10
12b-1 Plan                                                10
Organization and History                                  11

----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES
Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your estimated annual expenses for an investment in each Class of Fund shares. "Other expenses" are based on estimated amounts for the current fiscal year. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)
                                                  Class A    Class B   Class C
    Maximum Initial Sales Charge Imposed on a
      Purchase (as a % of offering  price) (3)     5.75%     0.00%(5)  0.00%(5)
    Maximum Contingent Deferred Sales Charge
      (as a % of offering price) (3)               1.00%(4)  5.00%     1.00%

(1)    For accounts less than $1,000 an annual fee of $10 may be deducted.
       See "How to Buy Shares."
(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)    Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."
(5) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Estimated Annual Operating Expenses (as a % of average net assets)

                                          Class A       Class B       Class C
Management and administration fees
(after expense reimbursement)(6)           1.30%         1.30%          1.30%
12b-1 fees                                 0.25          1.00           1.00
Other expenses
(after expense reimbursement)(6)           0.60          0.60           0.60
                                           ----          ----           ----
Total operating expenses (6)               2.15%         2.90%          2.90%
                                           ====          ====           ====

(6) The Adviser and Administrator have voluntarily agreed until further notice to waive their fees and bear Fund expenses so that the Fund's total annual operating expenses, excluding commissions, taxes, 12b-1 fees and any extraordinary expenses will not exceed 1.90%. Absent such fee waiver, "Management and administration fees" would be 1.40% for each Class of shares and "Total operating expenses" would be 2.25% (Class A) and 3.00% (Classes B and C).

Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of Fund shares for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

            Class A            Class B                  Class C
Period:
                           (7)         (8)          (7)          (8)
1 year       $ 78         $ 79         $29          $39          $29
3 years      $121         $120         $90          $90(9)       $90

Without voluntary fee reductions by the Adviser and Administrator:

            Class A            Class B                  Class C
Period:
                           (7)         (8)          (7)          (8)
1 year       $ 79         $ 80         $30          $40          $30
3 years      $124         $123         $93          $93(9)       $93

(7)     Assumes redemption at period end.
(8)     Assumes no redemption.
(9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Replic of China and Taiwan).

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund normally invests at least 80% of its total assets in equity securities of companies located in, or which derive a substantial portion (at least 50%) of their revenue from business activity with or in, the Greater China Region. The remaining 20% may be invested in equity securities of companies that are otherwise expected to benefit from the Greater China Region's anticipated economic growth. The Adviser currently anticipates that the Fund will invest primarily in companies whose securities are listed and traded in Hong Kong, but that the Adviser believes will benefit from growth opportunities in mainland China.

The Fund generally invests in companies with at least $100 million in equity market capitalization at the time of purchase, as well as both seasoned companies and those with limited operating histories. The equity securities in which the Fund invests include common and preferred stock, warrants (rights) to purchase stock, debt securities convertible into stock, sponsored and unsponsored American Depository Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities), Global Depository Receipts (receipts issued by foreign banks or trust companies) and shares of closed-end investment companies that invest primarily in the foregoing securities. Dividend income will not be considered in choosing the investments of the Fund.

An investment in the Fund involves a high degree of risk arising out of its concentration of investments in companies located in or economically tied to the Greater China Region. This Region currently is undergoing significant economic and political change. The uncertainty surrounding such change, as well as any adverse developments that may occur both within the Region as well as within other parts of Southeast Asia, may negatively impact the Fund's return and the value of the Fund's shares. See "The Greater China Region" below. An investment in the Fund also involves special risks generally associated with foreign investing and with investing in smaller, less-established companies. See "Foreign Investing Generally" and "Small Companies" below.

The Greater China Region. Although Hong Kong, the People's Republic of China and Taiwan are closely tied economically, they have different political and economic systems and their markets and regulatory structures are at different stages of development. Following is a summary of the major risks and uncertainties associated with investing in each country.

Hong Kong. Although Hong Kong has the most developed securities markets of the three countries in the Greater China Region, a substantial portion of its economy is dependent on investments in or trade with China and other less-developed Asian countries. Political and economic developments in those countries including but not limited to inflation, recession or currency fluctuations, could adversely impact the Fund's Hong Kong investments.

As of July 1, 1997, sovereignty over Hong Kong was transferred from Great Britain to China and Hong Kong became a Special Administrative Region of China. In connection with this transfer, China has agreed to maintain for 50 years Hong Kong's existing economic and social systems, as well as most of the personal freedoms previously enjoyed by Hong Kong residents. Nevertheless, it is impossible to predict with certainty the ultimate effect Chinese sovereignty will have on Hong Kong's business environment. Chinese sovereignty could result in the imposition of significant restrictions on social or economic activity within Hong Kong. These or other potential actions by China could adversely affect the Fund's Hong Kong investments.

China. Since 1978, China's leaders have implemented economic reforms which have transformed China from a socialist economy to one that is increasingly market-based. These changes have included the creation of two domestic stock exchanges and have stimulated strong economic growth. The continued development of China's industrial and service sectors will depend on, among other things, the extent to which governmental policies continue to support such development and the pace at which economic reforms are implemented.

Investments in China also are significantly affected by domestic political developments. As evidenced by the government's actions during the 1989 crisis in Tiananmen Square, the Chinese government's reaction to domestic and international events is unpredictable. Uncertainty exists particularly with respect to China's relationship with Taiwan and the ultimate impact on Hong Kong of the assumption of sovereignty by China. Dramatic action by China's leaders could cause extreme short-run volatility in the value of the Fund's investments and the Fund's shares, and also could significantly and adversely affect the Fund's returns in the long run. Similarly, China's relations with its important trading partners in the West (including the United States) could be adversely affected if the Chinese government's human rights policies are perceived to be deteriorating. Even if trading relations are not actually affected, threats to impose trading restrictions could cause substantial short-term volatility in the value of the Fund's China investments and of the Fund's shares.

Taiwan. The Taiwan Stock Exchange is owned by government-controlled enterprises and private banks and has only recently begun to allow direct foreign investment in listed Taiwan securities. Substantial restrictions on such investment remain, including limitations on the percentage of shares of a company that may be foreign-owned and prohibitions on foreign ownership of companies in certain industries.

Taiwan's economy is heavily dependent on exports. Any deterioration in Taiwan's relationships with its trading partners could adversely impact Taiwan's economy and the Fund's Taiwan investments. In particular, Taiwan has become increasingly dependent on direct and indirect trade with China and other Asian countries. Adverse economic or political developments in those countries could negatively impact the Fund's Taiwan investments.

Investments in Taiwan could be affected by Taiwan's political relationship with China. Uncertainty exists between Taiwan and China over the issue of political reunification. Uncertainty over the prospects for such reunification could make the value of the Fund's Taiwan investments and of its shares particularly volatile and could negatively impact returns, especially if China threatens political or military action. Such reunification, if it were to occur, also could negatively impact the Fund's Taiwan investments.

General. Countries both within the Greater China Region and in other parts of Southeast Asia have experienced rapid economic growth. While these countries are expected to continue to grow economically over the long-term, they can be expected to do so at varying rates and to experience periods of high inflation, economic recession and currency fluctuations along the way. Such periods may be associated with greater, and sometimes extreme fluctuations in the value of investments in the Region, compared to investments in more developed economies. Further, events in one country may impact investments in other countries. Monetary, fiscal and other governmental policies adopted by the countries in and around the Region in response to such economic developments could exacerbate any such fluctuations.

Foreign Investing Generally. In addition to the specific risks described above, investing in foreign securities generally entails special risks not associated with investing in U.S. securities. As a result, the prices of foreign securities and, therefore, the value of Fund shares, may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign investing include, among others, the possibility of unfavorable movements in currency exchange rates, difficulties in enforcing judgments abroad, the existence of less liquid and less regulated markets, the unavailability of reliable information about issuers, the existence of different accounting, auditing and legal standards in foreign countries, the existence (or potential imposition) of exchange control regulations (including currency blockage or other restrictions on repatriation of capital), and political and economic instability. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs and may be subject to delays and disruptions in securities settlement procedures. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Small Companies. The smaller, less well-established companies in which the Fund may invest may offer greater opportunities for capital appreciation than larger, better-established companies, but may also involve certain special risks. Such companies often have limited product lines, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange-listed securities of larger companies.

Other Investment Companies. Up to 10% of the Fund's total assets may be invested in shares of closed-end investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such investment companies. Foreign Currency Transactions. In connection with its investments in equity securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into
(i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Futures Contracts and Options. The Fund may purchase and sell foreign stock index futures contracts and options on such contracts. Such transactions will be entered into to gain exposure to a particular foreign equity market pending investment in individual securities or to hedge against market declines. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. An option on a futures contract generally gives the option holder the right, but not the obligation, to purchase or sell the futures contract prior to the option's specified expiration date. If the option expires unexercised, the holder will lose any amount it paid to acquire the option. Transactions in futures and related options may not precisely achieve the goals of hedging or gaining market exposure to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying securities. In addition, hedging against a market decline will limit the Fund's return if the market instead appreciates.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets. Temporary/Defensive Investments. Temporarily available cash may be invested in U.S. dollar or foreign currency denominated demand deposits, certificates of deposit, bankers' acceptances and high-quality, short-term debt securities, as well as in Treasury bills and repurchase agreements. Some or all of the Fund's assets may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and, constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective or investment policies. If there is a change in the investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent twelve months' distributions by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

The Adviser is an indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial) which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). The Administrator is a subsidiary of The Colonial Group, Inc. which in turn is a direct subsidiary of Liberty Financial. Liberty Mutual is considered to be the controlling entity of the Adviser, the Administrator and their affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Administrator, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the shareholder services and transfer agent for the Fund.

The Adviser furnishes the Fund with investment management services at the Adviser's expense. For these services, the Fund pays the Adviser a monthly fee at an annual rate of 1.15% of the Fund's average daily net assets. The fee is comparable to that paid by many investment companies investing in foreign securities, although it is higher than that paid by most other investment companies.

The Fund's portfolio management team consists of three co-managers: Thomas R. Tuttle, as lead portfolio manager, and Xiaodong (Tony) Zhang and Christopher Legallet.

Mr. Tuttle is Senior Vice President of the Adviser and of Newport Pacific Management, Inc. ("Newport Pacific"), the Adviser's immediate parent. Mr. Tuttle has been affiliated with the Adviser since 1983.

Mr. Zhang is a Senior Investment Officer and Greater China Analyst of the Adviser and of Newport Pacific. Mr. Zhang has been affiliated with the Adviser since 1993. Prior to his affiliation with the Adviser, Mr. Zhang was Project Manager of overseas investments for Hongmei Electric Corporation in China from 1990 to 1992.

Mr. Legallet recently joined with the Adviser as a Senior Vice President. Prior to his affiliation with the Adviser, Mr. Legallet was a Managing Director of Jupiter Tyndall (Asia) LTD. in Hong Kong serving as lead manager for investment in Asia, and prior to 1992, a Vice President of Solomon Inc. in New York.

The Administrator provides certain administrative services to the Fund, for which the Fund pays the Administrator a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets for such services. The Administrator also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a monthly fee at the annual rate of 0.25% of average daily net assets plus certain out-of-pocket expenses. Commencing in October, 1997, the fee for such transfer agency and shareholder services will be reduced monthly through September, 1998 until the fee reaches 0.236%

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser and its affiliates may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. The Adviser may use the services of AlphaTrade Inc., its registered broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

Fund expenses consist of management, administration, pricing and bookkeeping, shareholder service and transfer agent fees discussed above, 12b-1 service and distribution fees discussed under the caption "12b-1 Plan," and all other expenses, fees, charges, taxes, organization costs and liabilities incurred or arising in connection with the Fund or Trust or in connection with the management thereof, including but not limited to, trustees' compensation and expenses and auditing, counsel, custodian and other expenses deemed necessary and proper by the Trustees.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. In certain countries, the Fund may hold shares designated for foreign ownership. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income and any net realized gain, at least annually.

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with the financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                  Initial Sales Charge
                            ----------------------------------
                                                   Retained
                                                      by
                                                   Financial
                                                    Service
                                                    Firm as
                                  as % of            % of
                            ---------------------
                              Amount   Offering   Offering
Amount Purchased             Invested    Price       Price
Less than $50,000              6.10%    5.75%        5.00%
$50,000 to less than
  $100,000                     4.71%    4.50%        3.75%
$100,000 to less than
  $250,000                     3.63%    3.50%        2.75%
$250,000 to less than
  $500,000                     2.56%    2.50%        2.00%
$500,000 to less than
  $1,000,000                   2.04%    2.00%        1.75%
$1,000,000 or more             0.00%    0.00%        0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                               Commission
First  $3,000,000                                 1.00%
Next $2,000,000                                   0.50%
Over $5,000,000                                   0.25%(1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

                                     Contingent
           Years                      Deferred
           After                        Sales
          Purchase                     Charge
            0-1                        5.00%
            1-2                        4.00%
            2-3                        3.00%
            3-4                        3.00%
            4-5                        2.00%
            5-6                        1.00%
        More than 6                    0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an ongoing commission on purchases of Class C shares of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption on which a contingent deferred sales charge is payable is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

The Fund also offers Class Z shares, which are offered through a separate Prospectus only to (i) employees of the Administrator and its affiliates and
(ii) certain institutions and defined benefit retirement plans investing a minimum of $5 million in the Fund. Class Z shares have no initial or contingent deferred sales charge and no Rule 12b-1 fee. Otherwise, the Class Z share expenses are the same as Classes A, B and C. Class Z shares are exchangeable only for Class A shares of the other Colonial funds.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other Colonial funds. See the Statement of Additional Information for more information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees
(payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

              Colonial Investors Service Center, Inc.
                           P.O. Box 1722
                       Boston, MA 02105-1722
                          1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available. Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if it is determined by the Adviser, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund in which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three month period measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three month period.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Administrator, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLAN

Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to each Class of Fund shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear additional distribution fees, their dividends, if any, will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser and the Administrator) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1980. The Fund commenced investment operations in 1997 as a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Adviser
Newport Fund Management, Inc.
580 California Street, Suite 1960
San Francisco, CA  94104

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Financial Investments, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624



Your financial service firm is:




Printed in U.S.A

May 16, 1997; Revised October 27, 1997

NEWPORT GREATER CHINA FUND

PROSPECTUS


Newport Greater China Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Republic of China and Taiwan).

For more detailed information about the Fund, call the Administrator at 1-800-426-3750 for the May 16, 1997 Statement of Additional Information.



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      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

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